CONSOLIDATED CONDENSED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (Unaudited) (USD $) In Thousands, unless otherwise specified	6 Months Ended
	Jun. 30, 2013	Jun. 30, 2012
CONSOLIDATED CONDENSED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (Unaudited) [Abstract]
Net Loss	$ (64,088)	$ (17,313)
Other Comprehensive (Loss) Income
Marketable Securities, Available for Sale	84	(32)
Translation differences	(141)	0
Total Other Comprehensive Loss	(57)	(32)
Total Comprehensive Loss	$ (64,145)	$ (17,345)